UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/07/2007

NYSE Euronext
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-33392

Delaware	20-5110848
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

11 Wall Street
New York, NY 10005
(Address of Principal Executive Offices, Including Zip Code)

212-656-3000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On June 6, 2007, NYSE Euronext issued a press release providing certain information regarding the buy out terms for the outstanding Euronext N.V. shares that were not tendered during the exchange offer.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NYSE Euronext

Date: June 07, 2007.	By:	/s/ Nelson Chai
Nelson Chai
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release setting out terms for buy out of Euronext N.V. shares